                                                                    Exhibit 23.3

      United States                                                               International
      -------------                                                               -------------
Atlanta         Milwaukee                                                    Brazil           Mexico
Boston          Minneapolis                      [LOGO]                      Canada           Morocco
Buffalo         New Orleans         American Appraisal Associates(R)         China            Philippines
Charlotte       New York                                                     Croatia          Portugal
Chicago         Oak Lawn               411 East Wisconsin Avenue             Czech Republic   Russia
Cincinnati      Philadelphia                  Suite 1900                     England          Spain
Dallas          Pittsburgh                   P.O. Box 664                    Germany          Taiwan
Denver          Princeton           Milwaukee, Wisconsin 53202-0664          Greece           Thailand
Detroit         Schaumburg             Telephone: (414) 271-7240             Hong Kong        Turkey
Houston         St. Louis             www.american-appraisal.com             Hungary          Venezuela
Irvine          San Francisco                                                Italy
Jacksonville    Seattle                                                      Japan
Los Angeles

                        CONSENT OF INDEPENDENT APPRAISER

     American Appraisal Associates, Inc. ("AAA") hereby consents to the incorporation by reference of its preliminary conclusions of value in this Registration Statement of Fiserv, Inc. on Form S-4 ("Form S-4"). Specifically, AAA consents Fiserv's reference to the stated preliminary conclusions of value of $55.9 million for the intangible assets included in the preliminary purchase price allocation for the CNS acquisition, referenced in "Note 2. Acquisitions" of Fiserv's 2002 10K filing, which is incorporated by reference into Fiserv's Form S-4.


                                            AMERICAN APPRAISAL ASSOCIATES, INC.

                                            By  /s/ T. Michael Rathburn
                                                --------------------------------
                                                    T. Michael Rathburn
                                                    Associate General Counsel


Milwaukee, Wisconsin
July 10, 2003